Exhibit 99.5

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by PRPM 2025-RCF4, LLC (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted on mortgage loans with origination dates from March 1988 through December 2024 via files imaged and provided by the Client’s designee for review.

(2) Sample size of the assets reviewed.

The initial population consisted of 235 mortgage loans.

The mortgage loan review sample was broken down into the following review scopes:

* “Credit and Compliance Review”:	132 mortgage loans
* “Compliance Only Review”:	77 mortgage loans
* “Business Purpose Review”:	8 mortgage loans
* “Business Purpose and Limited Compliance Review”:	18 mortgage loans
* “Title Review”:	54 mortgage loans

The final population of the Review covered 235 mortgage loans totaling an aggregate original principal balance of approximately $77.012 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Index Type	Original Loan Amount
Amortization Term	Interest Collection Type	Original LTV
Amortization Type	Interest Only	Original P&I
Appraisal Date	Interest Only Period	Original Term
Appraisal Effective Date	Interest Rate Change Frequency	Origination Channel
Appraised Value	Interest Rate Initial Cap	Originator Application Date
As-Is Value Used For LTV Calculation	Interest Rate Initial Floor	Originator Loan Designation
Balloon Flag	Interest Rate Life Cap	Other Financing Junior Total Original Loan Amount
Borrower Citizenship	Interest Rate Life Floor	Other Financing Senior Total Balance
Borrower First Name	Interest Rate Life Max	Payment Change Frequency
Borrower FTHB	Interest Rate Life Min	PITIA Reserves Months
Borrower Full Name	Interest Rate Periodic Cap	PMI Company
Borrower Last Name	Interest Rate Periodic Floor	PMI Coverage %
Borrower Middle Name	Investor: Qualifying Housing Ratio	PMI MI Certificate Number
Borrower Qualifying FICO	Investor: Qualifying Total Debt Ratio	Prepayment Penalty
Borrower Self-Employed?	Late Charge Percent	Prepayment Penalty Period (months)
Borrower SSN	Lender	Prepayment Terms
City	Lien Position	Product Description
Coborrower First Name	Line Limit	Property Type
Coborrower Last Name	Lookback Period	Purpose
Coborrower Middle Name	LTV Valuation Value	Refi Purpose
Coborrower SSN	Margin	Representative FICO
Contract Sales Price	Maturity Date	Rounding Factor
Doc Type	MERS Min Number	State
Escrow Account	Mortgage Type	Street
First Interest Rate Change Date	Neg Am	Subject Debt Service Coverage Ratio
First Payment Change Date	Next Interest Rate Change Date	Total PITIA
First Payment Date	Note Date	Universal Loan Identifier (ULI)
Flood Certificate/Order Number	Occupancy	Zip
Hard Penalty Period (months)	Original CLTV
Has FTHB	Original Interest Rate

1| Page

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

CREDIT REVIEW

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

2| Page

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) and ensured that the title conformed with the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

3| Page

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports*	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1* / Loan Estimate (LE)* / Closing Disclosure (CD)*	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

4| Page

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

5| Page

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

6| Page

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

7| Page

ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization, individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the mortgage loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

8| Page

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file, the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets; (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

9| Page

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (XII) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

10| Page

viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions and that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

BUSINESS SCOPE LIMITED COMPLIANCE REVIEW

Includes Business Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

Title Review: As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

11| Page

(9) Disclaimer

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

12| Page

OVERALL REVIEW RESULTS SUMMARY

There were two hundred thirty-five (235) loans in the securitization population reviewed by AMC. After all documents were presented, under DBRS NRSRO grading criteria thirty (30) (12.77%) of loans had an Overall grade of “A”, one hundred sixteen (116) (49.36%) of the loans generated an Overall grade of “B”, forty-four (44) (18.72%) of loans had an Overall grade of “C”, and forty-five (45) (19.15%) of loans had an Overall grade of “D”. After all documents were presented, under Fitch NRSRO grading criteria thirty (30) (12.77%) of loans had an Overall grade of “A”, one hundred nineteen (119) (50.64%) of loans had an Overall grade of “B”, forty-six (46) (19.57%) of loans had an Overall grade of “C”, and forty (40) (17.02%) of loans has an Overall grade of “D”.

DBRS Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	30	12.77%
B	116	49.36%
C	44	18.72%
D	45	19.15%
Total	235	100.00%

Fitch Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	30	12.77%
B	119	50.64%
C	46	19.57%
D	40	17.02%
Total	235	100.00%

CREDIT RESULTS SUMMARY

Seventy-seven (77) loans were reviewed to a Compliance Only Scope and therefore not included in the credit results summary. One hundred fifty-eight (158) loans were reviewed in the credit review scope. Fifty-three (53) (33.54%) loans reviewed received an “A” Credit grade, fifty-one (51) (32.28%) loans reviewed received a “B” credit grade, fifty-one (51) (32.28%) loans reviewed received a “C” credit grade, and three (3) (1.90%) loans received a “D” Credit grade.

DBRS and Fitch Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	53	33.54%
B	51	32.28%
C	51	32.28%
D	3	1.90%
Total	158	100.00%

13| Page

COMPLIANCE RESULTS SUMMARY

Eight (8) loans were reviewed to a business purpose scope and therefore not included in the compliance results summary. After all documents were presented, under DBRS NRSRO grading criteria sixty (60) (26.43%) loans had a Compliance review grade of “A”, one hundred thirty-eight (138) (60.79%) loans had a Compliance review grade of “B”, seventeen (17) (7.49%) loans had a Compliance review grade of “C”, and twelve (12) (5.29%) had a Compliance review grade of “D”. After all documents were presented, under Fitch NRSRO grading criteria sixty (60) (26.43%) loans had a Compliance review grade of “A”, one hundred thirty-seven (137) (60.35%) loans had a Compliance review grade of “B”, eighteen (18) (7.93%) loans had a Compliance review grade of “C”, and twelve (12) (5.29%) loan had a Compliance review grade of “D”.

DBRS Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	60	26.43%
B	138	60.79%
C	17	7.49%
D	12	5.29%
Total	227	100.00%

Fitch Compliance Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	60	26.43%
B	137	60.35%
C	18	7.93%
D	12	5.29%
Total	227	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

After all documents were presented, under DBRS NRSRO grading criteria one hundred twenty-one (121) (76.58%) loans had a Property/Valuation grade of “A”, one (1) (0.63%) loan had a Property/Valuation grade of “B”, five (5) (3.16%) loans had a Property/Valuation grade of “C”, and thirty-one (31) (19.62%) loans had a Property/Valuation grade of “D”. After all documents were presented, under Fitch NRSRO grading criteria one hundred twenty (120) (75.95%) loans had a Property/Valuation grade of “A”, seven (7) (4.43%) loans had a Property/Valuation grade of “B”, five (5) (3.16%) loans had a Property/Valuation grade of “C”, and twenty-six (26) (16.46%) loans had a Property/Valuation grade of “D”.

DBRS Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	121	76.58%
B	1	0.63%
C	5	3.16%
D	31	19.62%
Total	158	100.00%

Fitch Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	120	75.95%
B	7	4.43%
C	5	3.16%
D	26	16.46%
Total	158	100.00%

14| Page

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the two hundred thirty-five (235) loans reviewed, two hundred eight (208) unique loans had one thousand seventy-two (1,072) different tape discrepancies across seventy-five (75) data fields (some Loans had more than one data delta). The most variances were found on Original P&I, Refi Purpose and Maturity Date.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	12	107	11.21%	235
Amortization Term	17	72	23.61%	235
Amortization Type	7	70	10.00%	235
Appraisal Date	1	2	50.00%	235
Appraisal Effective Date	0	1	0.00%	235
Appraised Value	9	45	20.00%	235
As-Is Value Used For LTV Calculation	0	1	0.00%	235
Balloon Flag	2	94	2.13%	235
Borrower Citizenship	0	2	0.00%	235
Borrower First Name	25	152	16.45%	235
Borrower FTHB	1	1	100.00%	235
Borrower Full Name	2	3	66.67%	235
Borrower Last Name	28	160	17.50%	235
Borrower Middle Name	21	46	45.65%	235
Borrower Qualifying FICO	0	2	0.00%	235
Borrower Self-Employed?	0	4	0.00%	235
Borrower SSN	19	112	16.96%	235
City	4	168	2.38%	235
Coborrower First Name	6	36	16.67%	235
Coborrower Last Name	4	36	11.11%	235
Coborrower Middle Name	9	16	56.25%	235
Coborrower SSN	3	27	11.11%	235
Contract Sales Price	50	112	44.64%	235
Doc Type	42	63	66.67%	235
Escrow Account	15	31	48.39%	235
First Interest Rate Change Date	16	16	100.00%	235
First Payment Change Date	1	1	100.00%	235
First Payment Date	13	165	7.88%	235
Flood Certificate/Order Number	3	30	10.00%	235
Hard Penalty Period (months)	1	1	100.00%	235
Has FTHB	2	37	5.41%	235
Index Type	4	8	50.00%	235
Interest Collection Type	1	1	100.00%	235
Interest Only	1	70	1.43%	235
Interest Only Period	2	3	66.67%	235
Interest Rate Change Frequency	8	14	57.14%	235
Interest Rate Initial Cap	1	2	50.00%	235
Interest Rate Initial Floor	0	1	0.00%	235
Interest Rate Life Cap	3	3	100.00%	235
Interest Rate Life Floor	3	4	75.00%	235
Interest Rate Life Max	15	16	93.75%	235
Interest Rate Life Min	1	5	20.00%	235
Interest Rate Periodic Cap	14	18	77.78%	235
Interest Rate Periodic Floor	0	3	0.00%	235

15| Page

Investor: Qualifying Housing Ratio	7	7	100.00%	235
Investor: Qualifying Total Debt Ratio	37	95	38.95%	235
Late Charge Percent	4	4	100.00%	235
Lender	19	31	61.29%	235
Lien Position	0	119	0.00%	235
Line Limit	1	1	100.00%	235
Lookback Period	0	1	0.00%	235
LTV Valuation Value	9	65	13.85%	235
Margin	7	11	63.64%	235
Maturity Date	51	150	34.00%	235
MERS Min Number	35	36	97.22%	235
Mortgage Type	12	19	63.16%	235
Neg Am	0	1	0.00%	235
Next Interest Rate Change Date	14	14	100.00%	235
Note Date	12	170	7.06%	235
Occupancy	12	196	6.12%	235
Original CLTV	12	121	9.92%	235
Original Interest Rate	20	140	14.29%	235
Original Loan Amount	12	220	5.45%	235
Original LTV	14	147	9.52%	235
Original P&I	59	127	46.46%	235
Original Term	39	154	25.32%	235
Origination Channel	1	3	33.33%	235
Originator Application Date	3	3	100.00%	235
Originator Loan Designation	1	8	12.50%	235
Other Financing Junior Total Original Loan Amount	4	5	80.00%	235
Other Financing Senior Total Balance	1	1	100.00%	235
Payment Change Frequency	1	1	100.00%	235
PITIA Reserves Months	32	38	84.21%	235
PMI Company	5	13	38.46%	235
PMI Coverage %	34	52	65.38%	235
PMI MI Certificate Number	2	12	16.67%	235
Prepayment Penalty	0	24	0.00%	235
Prepayment Penalty Period (months)	14	34	41.18%	235
Prepayment Terms	0	1	0.00%	235
Product Description	25	32	78.13%	235
Property Type	49	209	23.44%	235
Purpose	48	210	22.86%	235
Refi Purpose	55	93	59.14%	235
Representative FICO	11	101	10.89%	235
Rounding Factor	7	13	53.85%	235
State	0	170	0.00%	235
Street	22	159	13.84%	235
Subject Debt Service Coverage Ratio	0	3	0.00%	235
Total PITIA	0	1	0.00%	235
Universal Loan Identifier (ULI)	0	2	0.00%	235
Zip	15	170	8.82%	235
Total	1,072	4,948	21.67%	235

SitusAMC TITLE REVIEW SUMMARY (54 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on fifty-four (54) mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues surrounding origination deed vesting concerns.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 2 Municipal Liens across 2 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	All Prior Liens identified in our review have been resolved.
•	Except with respect to 1 Prior Mortgage across 1 mortgage loan file which was recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 1 Prior Mortgage across 1 mortgage loan file, the Prior Mortgage was determined to be mitigated as the mortgage loan file contains a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

16| Page

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	202	85.96%	$66,035,749.73	85.75%
Adjustable	32	13.62%	$10,829,125.74	14.06%
Unknown	1	0.43%	$146,646.24	0.19%
Total	235	100.00%	$77,011,521.71	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	235	100.00%	$77,011,521.71	100.00%
Total	235	100.00%	$77,011,521.71	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	25	10.64%	$6,440,671.93	8.36%
Cash Out: Home Improvement/Renovation	1	0.43%	$440,000.00	0.57%
Cash Out: Other/Multi-purpose/Unknown Purpose	50	21.28%	$15,099,214.53	19.61%
Limited Cash-Out	3	1.28%	$1,012,250.00	1.31%
First Time Home Purchase	34	14.47%	$10,300,052.74	13.37%
Other-than-first-time Home Purchase	88	37.45%	$31,963,912.00	41.51%
Rate/Term Refinance - Lender Initiated	1	0.43%	$94,225.00	0.12%
Rate/Term Refinance - Borrower Initiated	22	9.36%	$9,332,267.00	12.12%
Construction to Permanent	3	1.28%	$1,207,440.00	1.57%
Unavailable	8	3.40%	$1,121,488.51	1.46%
Total	235	100.00%	$77,011,521.71	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	5	2.13%	$1,049,227.45	1.36%
121-180 Months	11	4.68%	$1,460,054.77	1.90%
181-240 Months	11	4.68%	$2,023,403.05	2.63%
241-360 Months	202	85.96%	$70,810,102.93	91.95%
361+ Months	5	2.13%	$1,522,087.27	1.98%
Unknown	1	0.43%	$146,646.24	0.19%
Total	235	100.00%	$77,011,521.71	100.00%

17| Page

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	129	54.89%	$42,408,108.23	55.07%
Co-op	4	1.70%	$519,410.00	0.67%
Condo, Low Rise	12	5.11%	$3,846,900.00	5.00%
Condo, High Rise	2	0.85%	$1,191,200.00	1.55%
PUD	39	16.60%	$16,453,407.17	21.36%
Single-wide Manufactured Housing	1	0.43%	$39,529.69	0.05%
1 Family Attached	5	2.13%	$1,276,588.00	1.66%
2 Family	12	5.11%	$5,407,236.00	7.02%
3 Family	3	1.28%	$1,609,750.00	2.09%
4 Family	1	0.43%	$380,000.00	0.49%
Land	2	0.85%	$56,000.00	0.07%
Unavailable	25	10.64%	$3,823,392.62	4.96%
Total	235	100.00%	$77,011,521.71	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	172	73.19%	$56,254,915.71	73.05%
Investment	52	22.13%	$18,085,299.00	23.48%
Second Home	4	1.70%	$1,603,955.00	2.08%
Unknown	7	2.98%	$1,067,352.00	1.39%
Total	235	100.00%	$77,011,521.71	100.00%

18| Page